UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2015

FREEDOM LEAF, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190067	46-2093679
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

3571 E. Sunset Road, Suite 420

Las Vegas, Nevada 89120

(Address of principal executive offices and Zip Code)

(702) 499-6022

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a.	On May 4, 2015, Weinberg & Baer Certified Public Accountants (“WEINBERG”) was dismissed as the Company’s independent accountant.

b.	WEINBERG has no issued a report on the financial statements for the years ended June 30, 2014 and 2013. These year ends were audited by THOMAS RALSTON Certified Public Accountant and contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period December 31, 2014, there have been no disagreements with WEINBERG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WEINBERG, would have caused them to make reference thereto in their report on the financial statements. Through the interim period May 4, 2015 (the date of dismissal of the former accountant), there have been no disagreements with WEINBERG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of WEINBERG would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized WEINBERG to respond fully to the inquiries of the successor accountant.

e.	During the interim period through May, 4, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to WEINBERG prior to the date of the filing of this Report and requested that WEINBERG furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	On May 4, 2015 the Company engaged Green & Company, CPAs of Tampa, Florida, as its new registered independent public accountant. During the years ended June 30, 2014 and 2013, and prior to May 4, 2015 (the date of the new engagement), we did not consult with Green & Company, CPAs regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Green & Company, CPAs, in either case where written or oral advice provided by Green & Company, CPAs would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 3, 2015, the Company determined that the Form 10-Q for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on February 17, 2015, is deficient in its disclosures as related to the private company and its financials, which merged with the Company on November 6, 2014. The Company has consulted with Green & Company, CPA, regarding this issue. The Company will amend this filing accordingly.

ITEM 9.01	EXHIBITS

(b) Exhibits.

NUMBER	EXHIBIT
16.1	Letter from Weinberg & Baer Certified Public Accountants, dated May 4, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2015

Freedom Leaf, Inc.

By:	/s/ Clifford J. Perry
Clifford J. Perry CEO

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